PATENT TRANSFER AND SALE AGREEMENT

THIS AGREEMENT (hereinafter: "the Agreement") made this day of June 13  2011 by SAFE DYNAMICS CORP, A Delaware Corporation 113 Barksdale Professional Center, Newark Delaware 19711 USA (hereinafter: “the Buyer”) and Mr. Orit Tsaban from, 18 Claygate Way, Kingsley, WA 6026, Australia (hereinafter: "Seller).

WITNESSETH:

WHEREAS, the Seller desires to sell and transfer the Patent to the Buyer, and the buyer desires to buy and acquire the Patent.

NOW, THEREFORE, in consideration of the receipt of the payments specified hereunder, the parties, intending to be legally bound, hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1.	"The Patent": United States Patent number: 7589434, titled "AUTO ANTI THEFT DEVICE".

2.	CONVEYANCE OF RIGHTS (ASSIGNMENT)

2.1.	Seller hereby transfers, assigns, and relinquishes exclusively to the Buyer all of its rights, title, and interest in and to, the Patent, free and clear of any lien, claim, license, in perpetuity.

3.	CONSIDERATION

3.1	In consideration for the transfer of rights in the Patent under this Agreement, Buyer shall pay SELLER US$15,000 (Fifteen Thousand United States Dollars) (hereinafter: "the Consideration”).

4.	WARRANTIES OF TITLE

4.1	SELLER’s Representations and obligations.

SELLER represents and warrants that the execution, delivery and performance of this Agreement does not and will not constitute a breach of any law, agreement or instrument to which SELLER is a party or by which it is bound.

4.2	SELLER's Representations.

SELLER represents and warrants that there are no agreements or arrangements in effect permitting the use, marketing, distribution, licensing, or promotion of the Patent by any third party.

5.	MISCELLANEOUS

a.
The parties agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clause herein.

b.
This Agreement and all aspects of the relationship between the parties hereto shall be construed and enforced in accordance with and governed by the laws of the State of ISRAEL. It is hereby agreed between the parties to this Agreement that all disputes arising from the terms and/or subject matter of this Agreement shall be submitted to the jurisdiction of the appropriate courts of Tel Aviv, Israel.

c.
All notices provided for in this Agreement shall be given in writing and shall be effective when either served by hand delivery, electronic facsimile transmission, express overnight courier service, or by registered or certified mail, return receipt requested, addressed to the parties at their respective addresses set forth below, or to such other address or addresses as either party may later specify by written notice to the other:

If to SELLER:
18 Claygate Way,
Kingsley, WA 6026,
Austrlalia

Attention: Ms. Orit Tsaban

If to SAFE DYNAMICS CORP
113 Barksdale Professional Center,
Newark Delaware 19711 USA

Attention: Mr.: Yitzchak Socolovsky

d.
No delay or omission by the parties in exercising any right under this Agreement shall operate as a waiver of that or any right.  A waiver or consent given by the parties or any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

e.	The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope of any section of this Agreement.

f.	This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

g.	This Agreement merges and supersedes all prior and contemporaneous agreements, assurances, representations, and communications between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal effective as of the date shown above.
By (Signature): /s/ Yitzchak Socolovsky Name: Yitzchak Socolovsky Title: CEO, SAFE DYNAMICS CORP	By (Signature): /s/ Orit Tsaban Name: Orit Tsaban